Exhibit 10.4

THIS FORM OF AWARD AGREEMENT IS PART OF A PROSPECTUS COVERING

SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

AIR TRANSPORT SERVICES GROUP, INC.

AMENDED AND RESTATED

2005 LONG-TERM INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

GRANTED TO [NAME] ON [DATE]

Air Transport Services Group, Inc. (“Company”) and its shareholders believe that their business interests are best served by extending to you an opportunity to earn additional compensation based on the growth of the Company’s business. To this end, the Company and its shareholders adopted the Air Transport Services Group, Inc. 2005 Long-Term Incentive Plan (“Plan”) as a means through which you may share in the Company’s success. This is done by granting Awards to key employees like you. If you satisfy the conditions described in this Agreement (and the Plan), your Award will mature into common shares of the Company.

This Award Agreement describes many features of your Award and the conditions you must meet before you may receive the value associated with your Award. To ensure you fully understand these terms and conditions, you should:

•	Read the Plan and the Plan’s Prospectus carefully to ensure you understand how the Plan works;
•	Read this Award Agreement carefully to ensure you understand the nature of your Award and what you must do to earn it; and
•	Contact W. Joseph Payne at (937) 382-5591 ext. 62686 if you have any questions about your Award.

Also, no later than [Date], you must return a signed copy of the Award Agreement to:

W. Joseph Payne

Air Transport Services Group, Inc.

145 Hunter Drive

Wilmington, Ohio 45177

If you do not do this, your Award will be revoked automatically as of the date it was granted and you will not be entitled to receive anything on account of the retroactively revoked Award.

Section 409A of the Internal Revenue Code (“Section 409A”) imposes substantial penalties on persons who receive some forms of deferred compensation (see the Plan’s Prospectus for more information about these penalties). Your Award has been designed to avoid these penalties. As a condition of accepting this Award, you must agree to accept any revisions to your Award Agreement that the company subsequently determines necessary in order for you to avoid these penalties, without any further consideration, even if those revisions change the terms of your Award and reduce its value or potential value.

Nature of Your Award

You have been granted Restricted Stock. If you satisfy the conditions described in this Award Agreement, the restrictions imposed on your Restricted Stock will be removed and you will own the shares. Federal income tax rules apply to Restricted Stock. These and other conditions affecting your Restricted Stock are described in this Award Agreement, the Plan and the Plan’s Prospectus, all of which you should read carefully.

No later than [Date] you must return a signed copy of this Award Agreement to:

W. Joseph Payne

Air Transport Services Group, Inc.

145 Hunter Drive

Wilmington, Ohio 45177

If you do not do this, your Award will be revoked automatically as of the Grant Date and you will not be entitled to receive anything on account of the retroactively revoked Award.

Grant Date: Your shares of Restricted Stock were issued on [Date].

This is the date you begin to earn your Award.

Number of Shares of Restricted Stock: You have been granted [Number] shares of Restricted Stock. The conditions that you must meet before you actually own these shares are discussed below in the section titled “When Your Award Will Be Settled.”

Restriction Period: The period that begins on the Grant Date (i.e., [Date]) and ends on [Date]. This is the period over which the Plan committee will determine if you have met the conditions imposed on your Award.

When Your Award Will Be Settled

During the Restriction Period, your Restricted Stock will be held in escrow. On the Settlement Date, these shares either will be distributed to you, free of any restrictions, or forfeited, depending on whether or not you satisfy the conditions described in this Award Agreement and in the Plan. You may exercise any voting rights associated with your Restricted Stock while it is held in escrow. Any dividends paid on your Restricted Stock during the Restriction Period also will be held in escrow and paid or forfeited on the Settlement Date, depending on whether or not you satisfy the conditions described in this Award Agreement and in the Plan.

Settlement Date: Normally, restrictions on your Restricted Stock will be removed automatically and [Number] shares of Company stock will be distributed to you if you are actively employed on [Date]. However, your Restricted Stock may be settled earlier in the circumstances described in the next section.

How Your Restricted Stock Might Be Settled Earlier Than the Normal Settlement Date: All restrictions on your Restricted Stock will be removed automatically and [Number] shares of Company stock will be distributed to you if, before the Normal Settlement Date:

•	Your employment terminates because of death, disability (as defined in the Plan) or after qualifying for retirement under the company retirement plan to which you are subject; or

•	There is a Business Combination (as defined in the Plan).

How Your Restricted Stock May Be Forfeited: You will forfeit any Restricted Stock if, before your Restricted Stock is settled:

•

You terminate employment voluntarily (and before you are eligible for retirement) or if you are involuntarily terminated by the Company for any reason before the Normal Settlement Date (and you are not then eligible for retirement);

•

You commit any act of fraud, intentional misrepresentation, embezzlement, misappropriation or conversion of any of the Company’s or any Subsidiary’s (as defined in the Plan) assets or business opportunities;

•	You are convicted of, or enter into a plea of nolo contendere to, a felony;

•	You intentionally, repeatedly or continually violate any of the Company’s policies or procedures after notice that you have violated a Company policy or procedure;

•	You breach any written covenant or agreement with the Company or any Subsidiary, including the terms of the Plan;

•

Without the Company’s advance written consent, you agree to or actually serve in any capacity for a business or entity that competes with any portion of the Company’s or any Subsidiary’s (as defined in the Plan) business or provide services (including business consulting) to an entity that competes with any portion of the Company’s or any Subsidiary’s business;

•	You refuse or fail to consult with, supply information to or otherwise cooperate with the Company after having been requested to do so; or

•	You deliberately engage in any action that the Company decides harms the Company or any Subsidiary.

Settling Your Award

If all applicable conditions have been met, your Restricted Stock will be settled automatically.

Other Rules Affecting Your Award

Rights During the Restriction Period: During the Restriction Period (and even though these shares are held in escrow until they are settled), you may exercise any voting rights associated with your Restricted Stock. You also will be entitled to receive any dividends paid on these shares, although these dividends also will be held in escrow until the Award is settled and distributed to you (or forfeited) depending on whether or not you have met the conditions described in this Award Agreement and in the Plan.

Beneficiary Designation: You may name a Beneficiary or Beneficiaries to receive any Restricted Stock that is settled after you die. This may be done only on the attached Beneficiary Designation Form and by following the rules described in that form and in the Plan. If you have not made an effective Beneficiary designation, your Beneficiary will be your surviving spouse or, if you do not have a surviving spouse, your estate.

Tax Withholding: Income taxes must be withheld when your Award is settled (see the Plan’s Prospectus for a discussion of the tax treatment of your Award). These taxes may be paid in one of several ways. They are:

•	The Company may withhold this amount from other amounts owed to you (e.g., from your salary).

•	You may pay these taxes by giving the Company a check (payable to “Air Transport Services Group, Inc.”) in an amount equal to the taxes that must be withheld.

•	By having the Company withhold a portion of the shares that otherwise would be distributed. The number of shares withheld will have a fair market value equal to the taxes that must be withheld.

•	You may give the Company other shares of Company stock (that you have owned for at least six months) with a value equal to the taxes that must be withheld.

You may choose the approach you prefer, although the Company may reject your preferred method for any reason (or for no reason). If this happens, the Company will specify (from among the alternatives just listed) how these taxes are to be paid.

If you do not choose a method within 30 days of the Settlement Date, the Company will withhold a portion of the shares that otherwise would be distributed. The number of shares withheld will have a fair market value equal to the taxes that must be withheld and the balance of the shares will be distributed to you.

Transferring Your Restricted Stock: Normally your Restricted Stock may not be transferred to another person. However, you may complete a Beneficiary Designation Form to name the person to receive any Restricted Stock that is settled after you die. Also, the Committee may allow you to place your Restricted Stock into a trust established for your benefit or the benefit of your family. Contact W. Joseph Payne at (937) 382-5591 ext. 62686 or at the address given below if you are interested in doing this.

Governing Law: This Award Agreement will be construed in accordance with and governed by the laws (other than laws governing conflicts of laws) of the United States and of the State of Ohio, except to the extent that the Delaware General Corporation Law is mandatorily applicable.

Other Agreements: Also, your Restricted Stock will be subject to the terms of any other written agreements between you and the Company.

Adjustments to Your Restricted Stock: Your Award will be adjusted, if appropriate, to reflect any change to the Company’s capital structure (e.g., the number of your Restricted Stock will be adjusted to reflect a stock split).

Other Rules: Your Restricted Stock also is subject to more rules described in the Plan and in the Plan’s Prospectus. You should read both these documents carefully to ensure you fully understand all the conditions of this Award.

Tax Treatment of Your Award

The federal income tax treatment of your Restricted Stock is discussed in the Plan’s Prospectus. Although you should read the entire tax discussion included in the Plan’s Prospectus, it is very important that you understand now what you may do now to minimize your ordinary income tax liability.

Normally (and as more fully discussed in the Plan’s Prospectus) you are not taxed on the value of your Restricted Stock until it is settled (see above for a discussion of when and how this will happen). At that time, the entire value of the shares distributed to you is taxed as ordinary income and any subsequent appreciation is taxed as a capital asset when the shares are sold.

However, you may increase the portion of all or part of your Award that may be taxed as capital gains by making a “Section 83(b) Election” on the attached “Section 83(b) Election Form.” If you do this within 30 calendar days after the Grant Date (and you must follow all the instructions on the election form):

•

You must pay ordinary income tax immediately on the value of your Restricted Shares on the date of this agreement (i.e., the current fair market value multiplied by the number of your Restricted Shares – you can get this figure by contacting W. Joseph Payne at (937) 382-5591 ext. 62686); and

•	The appreciation (if any) in the value of your Restricted Shares after the Grant Date will be taxed as gain or loss from the sale of a capital asset when you actually sell the shares; but

•

If you make this election and you do not meet all the conditions described in the Plan and this Award Agreement and your Restricted Shares are forfeited, you may not revoke the Section 83(b) Election and you are not entitled to a refund of the amount of taxes you must pay when this election is made, although you may be entitled to a deduction for a capital loss.

Making a Section 83(b) Election may reduce your tax liability. However, there are some obvious risks that only you (and your financial or investment adviser) can assess. Remember though, if you want to make this election, you must follow the instructions included in the Section 83(b) Election Form within 30 days of the date of this agreement.

*****

You may contact W. Joseph Payne at (937) 382-5591 ext. 62686 or at the address given below if you have any questions about your Award or this Award Agreement.

*****

Your Acknowledgment of Award Conditions

Note: You must sign and return a copy of this Award Agreement to W. Joseph Payne at the address given below no later than [Date].

By signing below, I acknowledge and agree that:

•	A copy of the Plan has been made available to me;

•	I have received a copy of the Plan’s Prospectus;

•	I understand and accept the conditions placed on my Award and understand what I must do to earn my Award;

•

I will consent (on my own behalf and on behalf of my beneficiaries and without any further consideration) to any change to my Award or this Award Agreement to avoid paying penalties under Section 409A of the Internal Revenue Code, even if those changes affect the terms of my Award and reduce its value or potential value; and

•

If I do not return a signed copy of this Award Agreement to the address shown below not later than [Date], my Award will be revoked automatically as of the date it was granted and I will not be entitled to receive anything on account of the retroactively revoked Award.

[Name]

(signature)

Date signed:

A signed copy of this form must be sent to the following address no later than [Date]:

W. Joseph Payne

Air Transport Services Group, Inc.

145 Hunter Drive

Wilmington, Ohio 45177

After it is received, the Air Transport Services Group, Inc. 2005 Long-Term Incentive Plan Committee will acknowledge receipt of your signed agreement.

*****

Committee’s Acknowledgment of Receipt

A signed copy of this Award Agreement was received on                                     .

By:

[Name]:

Has complied with the conditions imposed on the grant and the Award and the Award Agreement remains in effect; or

Has not complied with the conditions imposed on the grant and the Award and the Award Agreement are revoked as of the Grant Date because describe deficiency

Air Transport Services Group, Inc. 2005 Long-Term Incentive Plan Committee

By:

Date:

Note: Send a copy of this completed form to W. Joseph Payne and keep a copy as part of the Plan’s permanent records.

AIR TRANSPORT SERVICES GROUP, INC.

AMENDED AND RESTATED

2005 LONG-TERM INCENTIVE PLAN

BENEFICIARY DESIGNATION FORM

RELATING TO RESTRICTED STOCK ISSUED TO [NAME] ON [DATE]

Instructions for Completing This Form

You may use this form to [1] name the person you want to receive any amount due under the Air Transport Services Group, Inc. 2005 Long-Term Incentive Plan after your death or [2] change the person who will receive these benefits.

There are several things you should know before you complete this form.

First, if you do not elect another Beneficiary, any amount due to you under the Plan when you die will be paid to your surviving spouse or, if you have no surviving spouse, to your estate.

Second, your election will not be effective (and will not be implemented) unless you complete all applicable portions of this form.

Third, your election will be effective only if this form is completed properly and returned to W. Joseph Payne at the address given below.

Fourth, all elections will remain in effect until they are changed (or until all death benefits are paid).

Fifth, if you designate your spouse as your Beneficiary but are subsequently divorced from that person (or your marriage is annulled), your Beneficiary designation will be revoked automatically.

Sixth, if you have any questions about this form or if you need additional copies of this form, please contact W. Joseph Payne at (937) 382-5591 ext. 62686 or at the address given below.

1.00 Designation of Beneficiary

1.01 Primary Beneficiary:

I designate the following persons as my Primary Beneficiary or Beneficiaries to receive any amount due under the Award Agreement described at the top of this form after my death. This benefit will be paid, in the proportion specified, to:

% to
		(Name)	(Relationship)

Address:

% to
		(Name)	(Relationship)

Address:

% to
		(Name)	(Relationship)

Address:

% to
		(Name)	(Relationship)

Address:

1.02 Contingent Beneficiary

              If one or more of my Primary Beneficiaries dies before I die, I direct that any amount due under the Award Agreement described at the top of this form after my death:

              Be paid to my other named Primary Beneficiaries in proportion to the allocation given above (ignoring the interest allocated to the deceased Primary Beneficiary); or

              Be distributed among the following Contingent Beneficiaries.

% to
		(Name)	(Relationship)

Address:

% to
		(Name)	(Relationship)

Address:

% to
		(Name)	(Relationship)

Address:

% to
		(Name)	(Relationship)

Address:

****

Elections made on this form will be effective only after this form is received by W. Joseph Payne and only if it is fully and properly completed and signed.

Name: [Name]

Soc. Sec. No.:

Date of Birth:

Address:

Sign and return this form to W. Joseph Payne at the address given below

Date	Signature

Return this signed form to W. Joseph Payne at the following address:

W. Joseph Payne

Air Transport Services Group, Inc.

145 Hunter Drive

Wilmington, Ohio 45177

Received on:

By:

AIR TRANSPORT SERVICES GROUP, INC.

AMENDED AND RESTATED

2005 LONG-TERM INCENTIVE PLAN

ELECTION UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer’s gross income for the current taxable year, the amount of any income that may be taxable to taxpayer in connection with taxpayer’s receipt of the property described below:

1.	The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME OF TAXPAYER:            [Name]

ADDRESS:

IDENTIFICATION NUMBER OF TAXPAYER:

TAXABLE YEAR: Calendar year 2010

2.	The property with respect to which the election is made is: [Number] shares of the Common Stock of Air Transport Services Group, Inc., a Delaware corporation (“Company”).

3.	The date on which the property was transferred is: [Date]

4.	The property is subject to the following restrictions: Forfeiture in favor of the Company upon termination of taxpayer’s employment before [Date] for reasons other than death, disability, retirement or in connection with a change in control.

5.	The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $

6.	The amount (if any) paid for such property: $00.00

The undersigned has submitted a copy of this statement to Air Transport Services Group, Inc. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:
[Name]